UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2015

AMERICAN CANNABIS COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26108	94-2901715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3457 Ringsby Court, Unit 111 Denver, Colorado	80216-4900
(Address of principal executive offices)	(Zip Code)

(303) 974-4770
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Item 4.01(a) Dismissal of Independent Accountant.

On February 12, 2015, American Cannabis Company, Inc. (the “Company”) notified Bongiovanni & Associates, PA (“Bongiovanni”), its independent registered public accounting firm that it was terminating its engagement letter with the Company and dismissing Bongiovanni as its independent registered public accounting firm, effective immediately.

During the period from inception (March 5, 2013) through December 31, 2013 (the “Audit Period”) and subsequent interim period through February 12, 2015, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Bongiovanni on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Bongiovanni, would have caused Bongiovanni to make reference on the subject matter of the disagreements in its reports.

During the Audit Period and the subsequent interim period through February 12, 2015, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Bongiovanni with a copy of this Form 8-K, and has requested that Bongiovanni furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter, dated February 17, 2015, indicating that Bongiovanni is in agreement with such disclosures, is filed as Exhibit 16.1 to this Form 8-K.

Item 4.01(b) Engagement of New Independent Accountant.

On February 12, 2015, the Company engaged Cutler & Co., LLC (“Cutler”), as its new independent registered public accounting firm for the fiscal year ending December 31, 2014. Cutler will review and perform an audit of the Company’s financial statements for the fiscal year ended December 31, 2014 and will conduct reviews of the Company’s unaudited quarterly financial statements on an ongoing basis thereafter.

During the Audit Period and subsequent interim period through February 12, 2015, neither the Company nor anyone on its behalf consulted with Cutler with respect to (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Cutler concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue or (2) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

16.1 Letter dated February 17, 2015 from Bongiovanni & Associates, PA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Cannabis Company, Inc.

Date: February 17, 2015	By:	/s/ Corey Hollister
Corey Hollister
Chief Executive Officer